UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5th, 2016

(Date of Report: Date of earliest event reported)

SENTRY PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-52794	20-4475552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

5190 Neil Road, Suite #430, Reno Nevada 89502

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (360) 210-5259

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2011, we awarded an option to Sino American Oil Company (“Sino”) for consideration of $25,000, which gave Sino the right to earn a 70% interest in ATP 865 and 866 by drilling one conventional well to a depth of 1,660 meters and to shoot 100 line Km of seismic.  On June 27, 2011, we reached a mutual agreement with Sino American Oil Company to terminate this option agreement.  The termination relieves both parties from any further rights or obligations awarded in the option and Sino is entitled to return of the $25,000 consideration Sino paid to us upon execution of the option agreement in March 2011.

After the option agreement, the Company and Sino American Oil had an agreement to operate Sentry Petroleum business operations and that Sino’s CEO at the time, R. Hughes, was to source and liaise and vet projects presented to Sentry Petroleum.  After 5 years, the Company’s operations were managed by R. Hughes and Sino.  On February 5, 2016, Mr. Tang was elected CEO by unanimous consent at a special meeting.  Sino is now operated by Richard Tang, and with mutual consent and agreement between Mr. Tang and Mr. Hughes in 2016, the responsibility of the Company is managed by the current CEO, Richard Tang.

Richard Tang has a business profile and holds a bachelors degree in the sciences, and operates private and public companies. He has expertise in mechanical and industrial automation, and holds safety and instructional certifications for industry-related operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

SENTRY PETROLEUM LTD.

By: /s/ Richard Tang

Date: February 26th, 2018

      Richard Tang, President